UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2021

ACE Convergence Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39406 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

1013 Centre Road, Suite 403S Wilmington, DE (Address of principal executive offices)	19805 (Zip Code)

(302) 633-2102
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share,

$0.0001 par value, and one-half of one Warrant to

purchase one Class A ordinary share

Class A ordinary shares, $0.0001 par value per share

Warrants to purchase Class A ordinary shares

	ACEVU ACEV ACEVW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends the Current Report on Form 8-K of ACE Convergence Acquisition Corp., filed with the Securities and Exchange Commission (the "SEC") on January 7, 2021 (the "January 7 Current Report"), in which ACE Convergence Acquisition Corp. reported, among other events, the execution of the Merger Agreement (as defined below).

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

ACE Convergence Acquisition Corp. (“ACE”) is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. As previously disclosed in the January 7 Current Report, on January 7, 2021, ACE entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ACE Convergence Subsidiary Corp. a Delaware corporation and a direct wholly owned subsidiary of ACE (“Merger Sub”), and Achronix Semiconductor Corporation, a Delaware corporation (“Achronix”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i)       immediately prior to the effective time of the Merger, (a) each share of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock and Series D2 Preferred Stock of Achronix (collectively, the “Achronix Preferred Stock”) will convert into one share of Achronix common stock, par value $0.001 per share, of Achronix (the “Achronix Common Stock”) and, together with the Achronix Preferred Stock, the “Achronix Capital Stock”) (such conversion, the “Achronix Preferred Conversion”) and (b) all of the outstanding warrants to purchase shares of Achronix Capital Stock will be exercised in full or terminated in accordance with their respective terms (the “Achronix Warrant Settlement”);

(ii)        at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger Agreement, (x) in accordance with the Delaware General Corporation Law, as amended (“DGCL”), Merger Sub will merge with and into Achronix, the separate corporate existence of Merger Sub will cease and Achronix will be the surviving corporation and a wholly owned subsidiary of ACE (the “Merger”);

(iii)       as a result of the Merger, among other things, all outstanding shares of Achronix Common Stock (after giving effect to the Achronix Preferred Conversion and the Achronix Warrant Settlement) as of immediately prior to the effective time of the Merger, will be cancelled in exchange for the right to receive shares of New Achronix Common Stock (as defined below) (at a deemed value of $10.00 per share) and cash;

(iv)        as a result of and upon the Closing, among other things, all options to purchase and restricted stock units for shares of Achronix Common Stock outstanding as of immediately prior to the Merger will be converted into options to purchase and restricted stock units for shares of New Achronix Common Stock; and

(v)        upon the effective time of the Merger (the “Effective Time”), ACE will immediately be renamed “Achronix Semiconductor Corporation.”.

The Board of Directors of ACE (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of ACE.

The Domestication

Prior to the Closing, subject to the approval of ACE’s shareholders, and in accordance with the DGCL, Cayman Islands Companies Act (as amended) (the “CICL”) and ACE’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), ACE will effect a deregistration under the CICL and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication (the “Certificate of Domestication”) with the Secretary of State of the State of Delaware), pursuant to which ACE’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication” and ACE, immediately after the Domestication, “New Achronix”).

In connection with the Domestication, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of ACE (the “ACE Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001, per share of New Achronix (after its Domestication) (the “New Achronix Common Stock”), (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of ACE (the “ACE Class B Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of New Achronix Common Stock, (iii) each then issued and outstanding warrant of ACE will convert automatically into a warrant to acquire one share of New Achronix Common Stock (“New Achronix Warrant”), pursuant to the Warrant Agreement, dated July 27, 2020, between ACE and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) each then issued and outstanding unit of ACE (the “Cayman ACE Units”) that have not been previously separated into the underlying ACE Class A ordinary shares and underlying ACE warrants upon the request of the holder thereof, will be cancelled and will entitle the holder thereof to one share of New Achronix Common Stock and one-half of one New Achronix Warrant.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of ACE and Achronix, (ii) effectiveness of the proxy / registration statement on Form S-4 to be filed by ACE in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iv) receipt of approval for listing on The Nasdaq Stock Market LLC (“Nasdaq”) for the shares of New Achronix Common Stock to be issued in connection with the Merger, (v) that ACE have at least $5,000,001 of net tangible assets upon Closing and (vi) the absence of any injunctions.

Other conditions to Achronix’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the Domestication has been completed, (ii) the amount of cash available in (x) the trust account into which substantially all of the proceeds of ACE’s initial public offering and private placements of its warrants have been deposited for the benefit of ACE, certain of its public shareholders and the underwriters of ACE’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy ACE’s obligations to its shareholders (if any) that exercise their rights to redeem their ACE Class A Ordinary Shares pursuant to the Cayman Constitutional Documents (but prior to payment of (a) any deferred underwriting commissions being held in the Trust Account and (b) any transaction expenses of ACE or its affiliates) (the “Trust Amount”) plus (y) the PIPE Investment Amount (as defined below), is at least equal to or greater than $200,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Achronix to prepare and deliver to ACE certain audited and unaudited consolidated financial statements of Achronix, (iv) ACE to prepare and file a proxy / registration statement on Form S-4 and take certain other actions to obtain the requisite approval of ACE shareholders of certain proposals regarding the Business Combination (including the Domestication), and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by ACE, Merger Sub and Achronix. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of ACE and Achronix, (ii) by Achronix, if certain approvals of the shareholders of ACE, to the extent required under the Merger Agreement, are not obtained as set forth therein or if there is a Modification in Recommendation (as defined in the Merger Agreement), (iii) by ACE, if certain approvals of the stockholders of Achronix, to the extent required under the Merger Agreement, are not obtained within five business days after the proxy / registration statement on Form S-4 has been declared effective by the SEC and delivered or otherwise made available Achronix’s stockholders, (iv) by either ACE or Achronix in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before July 15, 2021 (the “Agreement End Date”).

Certain Related Agreements

Subscription Agreements

As previously disclosed in the January 7 Current Report, on January 7, 2021, concurrently with the execution of the Merger Agreement, ACE entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 15,000,000 shares of the ACE Common Stock for an aggregate purchase price equal to $150 million (the “PIPE Investment”).

The obligation of the parties to consummate the purchase and sale of the shares covered by the Subscription Agreements is conditioned upon (i) there not being in force any injunction or order enjoining or prohibiting the issuance and sale of the shares covered by the Subscription Agreements, (ii) there not being any amendment or waiver of the terms of the Merger Agreement in a manner that is materially adverse to the PIPE Investors (in their capacity as such), (iii) accuracy of representations and warranties made in the Subscription Agreements and (iv) the prior or substantially concurrent consummation of the transactions contemplated by the Merger Agreement. The closings under the Subscription Agreements will occur substantially concurrently with the Closing. The Subscription Agreements provide that, solely with respect to subscriptions by third-party investors, ACE is required to file with the SEC, within fifteen (15) business days after the consummation of the transactions contemplated by the Merger Agreement, a shelf registration statement covering the resale of the shares of New Achronix common stock to be issued to any such third-party investor and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 90th day following the filing date thereof if the SEC notifies ACE that it will “review” such registration statement and (ii) the 10th business day after the date ACE is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

Additionally, pursuant to the Subscription Agreements, the PIPE Investors agreed to waive any claims that they may have at the Closing or in the future as a result of, or arising out of, the Subscription Agreements against ACE, including with respect to the trust account. The Subscription Agreements will terminate, and be of no further force and effect, upon the earlier to occur of (i) such date and time as the Merger Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of ACE and the applicable PIPE Investor, (iii) if the conditions set forth therein are not satisfied or are not capable of being satisfied prior to the Closing and, as a result thereof, the transactions contemplated therein will not be or are not consummated at the Closing, and (iv) July 15, 2021.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Backstop Subscription Agreement

As previously disclosed in the January 7 Current Report, on January 7, 2021, concurrently with the execution of the Merger Agreement, certain affiliates of ACE Convergence Acquisition LLC (the “Sponsor”) (such affiliate, the “Backstop Investor”) entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with ACE, pursuant to, and on the terms and subject to the conditions on which, the Backstop Investor has committed to purchase, following the Domestication and prior to the Closing, shares of ACE’s common stock, par value $0.001 per share, as such shares will exist as common stock following the Domestication, in a private placement for a purchase price of $10.00 per share to backstop certain redemptions by ACE shareholders, up to 5,000,000 shares of New Achronix common stock.

Sponsor Support Agreement

As previously disclosed in the January 7 Current Report, on January 7, 2021, ACE announced entry into a Support Agreement (the “Sponsor Support Agreement”), by and among ACE, the Sponsor, ACE’s directors and officers and Achronix, pursuant to which the Sponsor and each director and officer of ACE agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

Achronix Holders Support Agreement

As previously disclosed in the January 7 Current Report, on January 7, 2021, ACE also announced entry into a Support Agreement (the “Achronix Holders Support Agreement”), by and among ACE, Achronix and certain stockholders of Achronix (the “Achronix Stockholders”). Pursuant to the Achronix Holders Support Agreement, Achronix Stockholders agreed to, among other things, vote to adopt and approve, upon the effectiveness of the Registration Statement, the Merger Agreement and all other documents and transactions contemplated thereby, in each case, subject to the terms and conditions of Achronix Holders Support Agreement, and vote against any alternative merger, purchase of assets or proposals that would impede, frustrate, prevent or nullify any provision of the Merger, the Merger Agreement or the Achronix Holders Support Agreement or result in a breach of any covenant, representation, warranty or any other obligation or agreement thereunder.

Pursuant to Achronix Holders Support Agreement, Achronix Stockholders also agreed to, among other things, (a) to the extent required or applicable, vote or provide consent for purposes of authorizing and approving the Merger as a potential Deemed Liquidation (as defined in Achronix’s Twelfth Amended and Restated Certificate of Incorporation, dated as of December 21, 2016 (the “Company Charter”)), (b) exercise all of Achronix Stockholders’ Achronix warrants in full on a cashless basis or terminate such warrants without exercise, as applicable, in accordance with their respective terms, (c) convert each share of Achronix preferred stock into one share of Achronix common stock, (d) exercise the drag-along rights pursuant to and in accordance with that certain Sixth Amended and Restated Voting Agreement, dated as of December 21, 2016, by and among Achronix, the Purchasers and the Key Holders (as defined therein) and (e) deliver a duly executed copy of the Registration Rights Agreement at the Closing.

Transfer Restrictions and Registration Rights

The Merger Agreement contemplates that, at the Closing, ACE, Achronix, the Achronix Holders (as defined in the Merger Agreement) and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which ACE will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of ACE Common Stock and other equity securities of ACE that are held by the parties thereto from time to time (the “Holder”). In certain circumstances, the Holders can demand up to two underwritten offerings, and all of the Holders will be entitled to piggyback registration rights.

Lock-Up Agreement

Under the Lock-Up Agreement, each party to the agreement agreed that it will not, without the prior written consent of New Achronix, during the period commencing on the Closing and ending on the date that is 365 days after the Closing (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any founder shares (and the shares of New Achronix Class A common stock issued upon the conversion thereof) or any securities convertible into or exercisable or exchangeable for New Achronix Common Stock issued or issuable to such party pursuant to the merger agreement (collectively, the “Lock-Up Shares”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares. Notwithstanding the foregoing, if, at any time before 365 days after the Closing (the “Earliest Release Date”), (x) the closing of a merger, liquidation, stock exchange, reorganization or other similar transaction after the Closing results in all of the public stockholders of New Achronix having the right to exchange their shares of New Achronix Common Stock for cash securities or other property, or (y) the closing price of the New Achronix Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any twenty trading days within any thirty-trading day period commencing at least 150 days after the Closing then each party’s Lock-Up Shares (which, for purposes of holders of options, shall only include options that have vested as of such date) will be automatically released from the lock-up restrictions, in the case of clause (y) above, as of the last day of such thirty-trading day period. The lock-up restrictions contain customary exceptions, including for estate planning transfers, affiliates transfers, and transfers upon death or by will.

The foregoing descriptions of the Merger Agreement, Subscription Agreements, the Backstop Subscription Agreement, Sponsor Support Agreement, Achronix Holders Support Agreement and Lock-Up Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement (including the form of Registration Rights Agreement) Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the Achronix Holders Support Agreement and Lock-Up Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the Achronix Holders Support Agreement and the Lock-Up Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about ACE or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the Achronix Holders Support Agreement, the Lock-Up Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the Achronix Holders Support Agreement and Lock-Up Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, Achronix Holders Support Agreement or Lock-Up Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the Achronix Holders Support Agreement or the Lock-Up Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Subscription Agreements, the Backstop Subscription Agreement, the Sponsor Support Agreement, the Achronix Holders Support Agreement or the Lock-Up Agreement, as applicable, which subsequent information may or may not be fully reflected in the ACE’s public disclosures.

Forward-Looking Statements Legend

This Current Report on Form 8-K/A contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Achronix and ACE. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. All statements, other than statements of present or historical fact included in this press release, regarding ACE’s proposed acquisition of Achronix and ACE’s ability to consummate the proposed transaction, among others, are forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities, the risk that the transaction may not be completed by ACE’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE, the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of ACE, the satisfaction of the minimum Trust Account amount following redemptions by ACE’s public shareholders and the receipt of certain governmental and regulatory approvals, the lack of a third party valuation in determining whether or not to pursue the proposed transaction, the inability to complete the PIPE Investment, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the transaction on Achronix’s business relationships, operating results, and business generally, risks that the proposed transaction disrupts current plans and operations of Achronix, the outcome of any legal proceedings that may be instituted against Achronix or against ACE related to the Merger Agreement or the proposed transaction, the ability to maintain the listing of ACE’s securities on a national securities exchange, changes in the competitive and regulated industries in which Achronix operates, variations in operating performance across competitors, changes in laws and regulations affecting Achronix’s business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, failure to realize the anticipated benefits of the proposed transaction, risks relating to the uncertainty of the projected financial information with respect to Achronix, risks related to the rollout of Achronix’s business and the timing of expected business milestones, the effects of competition on Achronix’s business, the effects of the cyclical nature of the semiconductor industry on Achronix’s business, risks related to Achronix’s customer concentration, the risks to Achronix’s business if internal processes and information technology systems are not properly maintained, risks associated with Achronix’s operational dependence on independent contractors and third parties, risks associated with Achronix’s reliance on certain suppliers for, among other things, silicon wafers, risks and uncertainties related to Achronix’s international operations, including possible restrictions on cross-border investments which could harm Achronix’s financial position, and risks associated with Achronix’s ability to develop new products and adapt to new markets. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ACE’s registration on Form S-1, as amended (File No. 333-239716), the registration statement on Form S-4 discussed above and other documents filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither ACE nor Achronix presently know, or that ACE or Achronix currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. ACE and Achronix anticipate that subsequent events and developments will cause ACE’s and Achronix’s assessments to change. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements as predictions of future events, and Achronix and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Neither Achronix nor ACE gives any assurance that either Achronix or ACE, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Achronix and ACE. This Current Report on Form 8-K/A does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, ACE will file a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement to be distributed to holders of ACE’s common stock in connection with ACE’s solicitation of proxies for the vote by ACE’s stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Achronix’s stockholders in connection with the proposed transaction. After the Registration Statement has been filed and declared effective, ACE will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about ACE, Achronix and the proposed transaction. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by ACE through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K/A.

Participants in Solicitation

ACE and its directors and officers may be deemed participants in the solicitation of proxies of ACE’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of ACE’s executive officers and directors in the solicitation by reading ACE’s final prospectus filed with the SEC on July 28, 2020, the Registration Statement, proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of ACE’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the registration statement, proxy statement relating to the business combination when it becomes available.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ACE, the combined company or Achronix, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 7, 2021
10.1	Form of Subscription Agreements
10.2	Form of Backstop Subscripting Agreement
10.3	Sponsor Support Agreement, dated as of January 7, 2021
10.4	Achronix Holders Support Agreement, dated as of January 7, 2021
10.5	Form of Lock-Up Agreement

* All schedules have been omitted pursuant to item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Convergence Acquisition Corp.
Date: January 8, 2021

	By:	/s/ Behrooz Abdi
	Name:	Behrooz Abdi
	Title:	Chief Executive Officer